UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2011

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300
Northbrook, Illinois 60062

 (Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2011, KapStone Paper and Packaging Corporation (“KapStone”) issued a press release reporting earnings for the quarter and year ended December 31, 2010.

Item 7.01	Regulation FD Disclosure

On February 15, 2011, the management of KapStone will participate in a conference call discussing KapStone’s earnings for the quarter and year ended December 31, 2010. A copy of the presentation materials used in the call is furnished as Exhibit 99.2 of this report.

Also, on February 17, 2011, Matthew Kaplan, President, and Andrea Tarbox, Vice President and Chief Financial Officer of Kapstone Paper and Packaging Corporation, will give a Company presentation at the Deutsche Bank 2011 Small and Mid Cap Conference in Naples, FL. A copy of the presentation materials to be used by Mr. Kaplan and Ms. Tarbox is furnished as Exhibit 99.3 of this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Fourth quarter and year to date 2010 Earnings Press Release dated February 14, 2011

Exhibit 99.2	Slides of KapStone Paper and Packaging Corporation dated February 14, 2011

Exhibit 99.3	Presentation materials to be used by Mr. Kaplan and Ms. Tarbox during their address to the Deutsche Bank 2011 Small and Mid Cap Conference in Naples, FL on February 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2011

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
Name: Andrea K. Tarbox
Title: Vice President and Chief Financial Officer